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                                                           EXECUTED ORIGINAL


                              EMCO MOTOR HOLDINGS, INC.

                            REGISTRATION RIGHTS AGREEMENT

    This AGREEMENT (the "Agreement") is made as of October 15, 1993 by and among EMCO MOTOR HOLDINGS, INC., a Delaware corporation (the "Company"), and the investors listed on Exhibit A hereto (the "Investors").

    WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, the Investors and Ezra P. Mager have entered into a Class A Preferred Stock Purchase Agreement dated as of October 15, 1993 (as in effect from time to time, the "Purchase Agreement"), in connection with the issuance and sale of certain shares of the Company's Class A Preferred Stock, no par value (the "Shares");

    WHEREAS, each Share issued in accordance with the Purchase Agreement is convertible into the number of shares of the Company's Common Stock, no par value (the "Common Stock"), as set forth in the Restated Certificate of Incorporation of the Company (the "Conversion Shares"); and

    WHEREAS, it is a condition to the purchase of the Shares pursuant to the Purchase Agreement that the Company and the Investors enter into this Agreement;

    NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.  REGISTRATION RIGHTS.

    1.1.  DEFINITIONS.

         (a) The terms "Form S-1", "Form S-3", "Form S-4" and "Form S-8" mean such respective forms under the 1933 Act as in effect on the date hereof or any successor registration forms to Form S-1, Form S-3, Form S-4 and Form S-8, respectively, under the 1933 Act subsequently adopted by the Securities and Exchange Commission (the "SEC").

         (b) the term "Aeneas Registrable Securities" means all Registrable Securities now held or hereafter acquired by Aeneas Venture Corporation or any of its affiliates.

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         (c)  the term "Apollo Registrable Securities" means all Registrable
    Securities now held or hereafter acquired by AIF II, L.P. or any of its affiliates.

         (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
    Section 1.13 hereof.

         (e) The term "Investment Agreements" means each of (i) the Purchase Agreement, (ii) the Stockholders Agreement dated as of October 15, 1993 among the Company, the Investors and Ezra P. Mager, (iii) the letter agreement dated as of October 15, 1993 among the Company, certain of its subsidiaries, the Investors, Ezra P. Mager and Joseph C. Herman, (iv) the letter agreement dated as of October 15, 1993 among the Company, certain of its subsidiaries, the Investors (other than TIHI), Samuel X. DiFeo, Joseph DiFeo and certain other corporations party thereto and (v) the letter agreement dated as of October 15, 1993 among the Company, the Investors and Ezra P. Mager, in each case as from time to time in effect.


         (f) The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

         (g) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Shares, (ii) the Common Stock purchased by each of TIHI and Ezra P. Mager (1) prior to the date hereof or
    (2) pursuant to the Common Stock Purchase Agreement dated as of October 15, 1993 and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares described in the foregoing clauses (i) and (ii); PROVIDED, HOWEVER, that any shares previously sold to the public pursuant to a registered public offering or pursuant to an exemption from the registration requirements of the 1933 Act shall cease to be Registrable Securities. For purposes of this Agreement, the number of shares of Registrable Securities outstanding at any time shall be determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which upon issuance would be, Registrable Securities.

         (h) The term "TIHI" means '21' International Holdings, Inc., a Delaware corporation.

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         1.2.  REQUEST FOR REGISTRATION.

         (a) If the Company shall receive at any time after the earlier of (i) June 30, 1995 or (ii) the date six months after the effective date of the first registration statement for a public offering of securities of the Company, a written request from the Holders of at least 50% of the Registrable Securities then outstanding and entitled to registration rights under this Section 1 (the "Initiating Holders") that the Company effect the registration under the 1933 Act of the lesser of (1) 20% of the Registrable Securities then outstanding or (2) the number of Registrable Securities whose aggregate offering price is expected to be at least $10,000,000, then the Company shall, within five days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of this Section 1.2, use its best efforts to effect such a registration as soon as practicable and in any event to file within 75 days of the receipt of such request a registration statement under the 1933 Act covering all the Registrable Securities which the Holders shall in writing request (within 20 days of receipt of the notice given by the Company pursuant to this Section 1.2(a)) to be included in such registration and to use its best efforts to have such registration statement become effective.

         (b) If the Company shall receive at any time after the earlier of (i) June 30, 1995 or (ii) the date six months after the effective date of the first registration statement for a public offering of securities of the Company, a written request from the Holders of at least 50% of the Aeneas Registrable Securities then outstanding and entitled to registration rights under this Section 1 (the "Aeneas Initiating Holders") that the Company effect the registration under the 1933 Act of the lesser of (1) 20% of the Aeneas Registrable Securities then outstanding or (2) the number of Registrable Securities whose aggregate offering price is expected to be at least $10,000,000, then the Company shall, within five days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of this Section 1.2, use its best efforts to effect such a registration as soon as practicable and in any event to file within 75 days of the receipt of such request a registration statement under the 1933 Act covering all the Registrable Securities which the Holders shall in writing request (within 20 days of receipt of the notice given by the Company pursuant to this Section 1.2(b)) to be included in such registration and to use its best efforts to have such registration statement become effective.

         (c) If the Company shall receive at any time after the earlier of (i) June 30, 1995 or (ii) the date six months after the effective date of the first registration statement

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    for a public offering of securities of the Company, a written request from the Holders of at least 50% of the Apollo Registrable Securities then outstanding and entitled to registration rights under this Section 1 (the "Apollo Initiating Holders") that the Company effect the registration under the 1933 Act of the lesser of (1) 20% of the Apollo Registrable Securities then outstanding or (2) the number of Registrable Securities whose aggregate offering price is expected to be at least $10,000,000, then the Company shall, within five days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of this Section 1.2, use its best efforts to effect such a registration as soon as practicable and in any event to file within 75 days of the receipt of such request a registration statement under the 1933 Act covering all the Registrable Securities which the Holders shall in writing request (within 20 days of receipt of the notice given by the Company pursuant to this Section 1.2(c)) to be included in such registration and to use its best efforts to have such registration statement become effective.

         (d) If the Initiating Holders, the Aeneas Initiating Holders or the Apollo Initiating Holders, as the case may be, intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in Sections 1.2(a), (b) and
    (c). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders, the Aeneas Initiating Holders or the Apollo Initiating Holders, as the case may be, and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(d)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, the Aeneas Initiating Holders or the Apollo Initiating Holders, as the case may be. The Initiating Holders, the Aeneas Initiating Holders or the Apollo Initiating Holders, as the case may be, must obtain the approval of the Company's Board of Directors regarding the selection of an underwriter or underwriters, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that the Board of Directors shall be deemed to approve any under-writer selected by the Initiating Holders, the Aeneas Initiating Holders or the Apollo Initiating Holders, as the case may be, unless such approval is denied within 15 days

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    of such selection.  Notwithstanding any other provision of this Section
    1.2, if, in the case of a registration requested pursuant to Section 1.2(a), 1.2(b) or 1.2(c), the underwriter advises the Initiating Holders, the Aeneas Initiating Holders or the Apollo Initiating Holders, as the case may be, in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders, the Aeneas Initiating Holders or the Apollo Initiating Holders, as the case may be, shall so advise the Company and all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and all the securities other than Registrable Securities sought to be included in the underwriting shall first be excluded. To the extent that further limitation is required, the number of Registrable Securities that may be included in the underwriting shall be allocated pro rata among all Holders thereof desiring to participate in such underwriting (according to the number of Registrable Securities then held by each such Holder). No Registrable Securities requested by any Holder to be included in a registration pursuant to Section 1.2(a), 1.2(b) or 1.2(c) shall be excluded from the underwriting unless all securities other than Registrable Securities are first excluded.

         (e) The Company is obligated to effect only one registration pursuant to Section 1.2(a), one registration pursuant to Section 1.2(b), and one registration pursuant to Section 1.2(c); PROVIDED, HOWEVER that no registration pursuant to Section 1.2(a), (b) or (c) shall be deemed to be a registration for any purpose of this sentence unless the number of Registrable Securities included in the underwriting equals or exceeds 35% of the number of Registrable Securities proposed by the Holders to be distributed through such underwriting; and PROVIDED, FURTHER, that no registration of Registrable Securities which shall not have become and remained effective in accordance with Section 1.4 shall be deemed to be a registration for any purpose of this sentence.

         (f) Notwithstanding the foregoing provisions of this Section 1.2, in the event that the Company is requested to file any registration statement pursuant to this Section 1.2, (i) the Company shall not be obligated to effect the filing of such registration statement during the 180 days following the effective date of any other registration statement pertaining to an underwritten public offering of securities for the account of the Company, or (ii) if the Company shall furnish to Holders requesting such registration statement a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed, the Company shall have the right to defer such filing for a

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    period of not more than 90 days after receipt of the request of the relevant Initiating Holders; PROVIDED, HOWEVER, that the Company may not utilize the right set forth in this Section 1.2(f)(ii) more than once in any twelve-month period.

         (g)  Each registration requested pursuant to Section 1.2(a), (b) or
    (c) shall be effected by the filing of a registration statement on Form S-1 (or if such form is not available, any other form which includes substantially the same information (other than information which is incorporated by reference) as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form is consented to by Initiating Holders, Aeneas Initiating Holders or Apollo Initiating Holders, as the case may be, holding a majority of the Registrable Securities, Aeneas Registrable Securities or Apollo Registrable Securities, as the case may be, held by all Initiating Holders, Aeneas Initiating Holders as Apollo Initiating Holders, as the case may be, or unless another form would be equally effective, as determined by the Initiating Holders, the Aeneas Initiating Holders or the Apollo Initiating Holders, as the case may be, at their sole discretion.

    1.3. COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its capital stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock plan or a registration on Form S-4 or any successor form), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of any Holder given within 20 days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.8, use its best efforts to cause a registration statement covering all of the Registrable Securities that each such Holder has requested to be registered to become effective under the 1933 Act. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any Holder for its failure to do so.

    1.4. OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible, prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to

180 days or until such Holders have informed the Company in writing that the distribution of their securities has been completed. In addition, the Company shall:

         (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its best efforts to cause each such amendment and supplement to become effective, as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

         (b) Furnish to the Holders such reasonable number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (c) Use its best efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states and jurisdictions as shall be reasonably requested by the Holders, except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an underwriting agreement, including furnishing any opinion of counsel or entering into a lock-up agreement reasonably requested by the managing underwriter.

         (e) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required pursuant to Section 1.4(b) on account of such event and use its best efforts to cause each such amendment and supplement to become effective.

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         (f)  Furnish, at the request of any Holder requesting registration of
    Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion or opinions, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         (g) Apply for listing and use its best efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Securities being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc.

         (h) Without in any way limiting the types of registrations to which this Section 1 shall apply, in the event that the Company shall effect a "shelf registration" under Rule 415 promulgated under the 1933 Act, the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Investors to include their Registrable Securities in such registration in accordance with the terms of this Section 1.

    1.5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 in respect of the Registrable Securities of any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities.

    1.6. EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions relating to Registrable Securities incurred in connection with each registration, filing or qualification pursuant to Section 1.2 and each registration, filing or qualification pursuant to Section 1.11, including (without limitation) all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2(a) if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2(a); and PROVIDED, FURTHER, that if at the time of such withdrawal the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders of a majority of the Registrable Securities, then outstanding at the time of their request that makes the proposed offering unreasonable in the good faith judgment of a majority in interest of the Holders of the Registrable Securities then the Holders shall not be required to pay any of such expenses and the right to one demand registration pursuant to Section 1.2(a) shall not be forfeited. The Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2(b) if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Aeneas Registrable Securities to be registered (in which case all participating Holders of Aeneas Registrable Securities shall bear such expenses), unless the Holders of a majority of the Aeneas Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2(b); PROVIDED FURTHER, HOWEVER, that if at the time of such withdrawal, such Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders of a majority of the Aeneas Registrable Securities then outstanding at the time of their request that makes the proposed offering unreasonable in the good faith judgment of a majority in interest of the Holders of the Aeneas Registrable Securities then the Holders shall not be required to pay any of such expenses and the right to one demand registration pursuant to
Section 1.2(b) shall not be forfeited. The Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2(c) if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Apollo Registrable Securities to be registered (in which case all participating Holders of Apollo Registrable Securities shall bear such expenses), unless the Holders of a majority of the Apollo Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2(c); PROVIDED FURTHER, HOWEVER, that if at the time of such withdrawal, such Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders of a majority of the Apollo Registrable Securities then outstanding at the time of their request that makes the proposed offering unreasonable in the good faith judgment of a majority in interest of the Holders of the Apollo Registrable Securities then the Holders shall not be required to pay any of such expenses and the right to one demand registration pursuant to
Section 1.2(c), shall not be forfeited. Underwriting discounts and commissions relating to Registrable Securities included in any registration effected pursuant to Section 1.6 will be borne and paid ratably by the Holders of such Registrable Securities, and, if it participates, the Company.

    1.7. EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to any registration pursuant to Section
1.3 for each Holder, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders. Underwriting discounts and commissions relating to Registrable Securities will be borne and paid ratably by the Holders of such Registrable Securities and the Company.

    1.8. UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of securities being issued by the Company, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity, if any, as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the managing underwriter for the offering shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that can be successfully offered, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering (the securities so included to be reduced as follows: all securities which stockholders other than the Company and the Holders seek to include in the offering shall be excluded from the offering to the extent limitation on the number of shares included in the underwriting is required (unless such securities are being registered pursuant to Section 7.03 of the Master Agreement (as defined in Section 14.1) in which case such securities shall be pari passu with the Registrable Securities), and, if further limitation on the number of shares to be included in the underwriting is required, then the number of shares held by Holders that may be included in the underwriting shall be reduced pro rata among the selling Holders in accordance with the number of shares of Registrable Securities held by such Holder) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 35% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling Holders may be excluded if the managing underwriter makes the determination described above and no securities other than those of the Company are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a Holder of Registrable Securities and which is a partnership or a corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall collectively be deemed to be a "selling Holder", and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder", as defined in this sentence.

    1.9. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

         (a) The Company will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law in connection with any matter relating to such registration statement. The Company will reimburse each such Holder, officer, director, partner, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the Company will pay for only one firm of counsel for all such Holders.
    The indemnity agreement contained in this Section 1.9(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability, or action (1) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder, underwriter or controlling person or (2) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

         (b) The Company may require, as a condition to including any Registrable Securities in any registration statement, that the Company shall have received an undertaking from any prospective selling Holder that such selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, each agent and any underwriter for the Company, and any other Holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such Holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, agent, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter or controlling person, other Holder, officer, director, partner, agent, employee, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the liability of any Holder hereunder shall be limited to the amount of net proceeds (after deduction of all underwriters' discounts and commissions paid by such Holder in connection with the registration in question) received by such Holder, in the offering giving rise to the Violation; and PROVIDED, FURTHER, that the indemnity agreement contained in this Section 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.

         (c)  Promptly after receipt by an indemnified party under this Section
    1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
    Section 1.9 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

         (d)  The obligations of the Company and the Holders under this Section
    1.9 shall survive the conversion, if any, of the Shares and the completion of any offering of Registrable Securities in a registration statement whether under this Section 1 or otherwise.

         (e) If the indemnification provided for in this section 1.9 is unavailable to a party that would have been an indemnified party under this
    Section 1.9 in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 1.9(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 1.9(e) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The liability of any Holder of Registrable Securities in respect of any contribution obligation of such Holder (after deduction of all underwriters' discounts and commissions paid by such Holder in connection with the registration in question) arising under this Section 1.9(e) shall not in any event exceed an amount equal to the net proceeds to such Holder from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

     1.10.  REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934.

         (a) RESALES UNDER RULE 144; FORM S-3 REGISTRATION. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

              (i) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

              (ii) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable (but not later than 90 days) after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

              (iii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

              (iv) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for the offering of the securities to the general public), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         (b) RESALE UNDER RULE 144A. The Company agrees that, at all times during which the Company is neither subject to the reporting requirement of Sections 13 or 15(d) of the 1934 Act, nor exempt from reporting pursuant to Rule 12g32(b) under the 1934 Act, it will provide in written form, upon the written request of a Holder, or a prospective purchaser of securities of the Company from such Holder all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the SEC under the 1933 Act ("Rule 144A Information"). The Company further agrees, upon written request, to cooperate with and assist any Holder or any member of the National Association of Securities Dealers, Inc. system for Private Offerings Resales and Trading through Automated Linkages ("PORTAL") in applying to designate and thereafter maintaining the eligibility of the Company's securities for trading through PORTAL. With respect to each Holder, the Company's obligations under this Section 1.10(b) shall at all times be contingent upon such Holder's obtaining from a prospective purchaser an agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than employees of the prospective purchaser who require access to the Rule 144A Information for the sole purpose of evaluating its purchase of the Company's securities.

     1.11. FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 (or on any successor form to Form S-3 regardless of its designation) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

         (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

         (b) use its best efforts to effect, as soon as practicable, such registration, qualification or compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.11 if: (i) Form S-3 (or any successor form to Form S-3 regardless of its designation) is not available for such offering by the Holders; (ii) the aggregate net offering price (after deduction of underwriting discounts and commissions) of the Registrable Securities specified in such request is not at least $500,000; (iii) the Company has already effected one registration on Form S-3 or pursuant to Section 1.2 hereof within the previous six-month period; or (iv) the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.11; PROVIDED, HOWEVER, that the Company shall not utilize this right more than once in any twelve-month period.

     1.12. LOCK-UP AGREEMENTS. If reasonably requested by the Company and the managing underwriter, the Holders agree to enter into lock-up agreements pursuant to which they will not, for a period of 120 days following the effective date of a registration statement for any public offering of the Company's securities, offer, sell or otherwise dispose of the Registrable Securities, except the Registrable Securities sold pursuant to such registration statement, without the prior consent of the Company and the underwriter, provided that the officers, directors and all holders of more than 1% of the shares of Common Stock (calculated for the purpose as if all securities convertible into or exercisable for Common Stock, directly or indirectly, are so converted or exercised) of the Company enter such lock-up agreements for the same period and on the same terms.

     1.13. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned by any Holder to a permitted transferee, and by such transferee to a subsequent permitted transferee, but only if such rights are transferred (a) to an affiliate, partner or stockholder of such Holder or transferee or an account managed or advised by the manager or adviser of such Holder or transferee or (b) in connection with the sale or other transfer of not less than an aggregate of 50,000 Registrable Securities or some lesser number, if such lesser number represents all the Registrable Securities then held by such Holder. Any transferee to whom rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if she, he or it were a Holder under this Agreement and (ii) be deemed to be a Holder hereunder.

     1.14. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. Except as contemplated by Section 7.03 of the Master Agreement dated as of March 11, 1993, as amended and in effect on the date hereof (the "Master Agreement"), among the Company and certain other persons party thereto, from and after the date of this

Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company relating to registration rights unless such agreement includes (a) to the extent such agreement would allow such holder or prospective holder to include such securities in any registration filed under Section 1.2, 1.3 or 1.11 hereof, a provision that such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which would otherwise be included and (b) no provision which would allow such holder or prospective holder to make a demand registration which could result in such registration statement being declared effective prior to the earlier of the dates set forth in Section 1.2(a).

     2.  MISCELLANEOUS.

    2.1. LEGEND. Each certificate representing Registrable Securities shall state therein:

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF OCTOBER 15, 1993 BY AND AMONG THE CORPORATION AND THE INVESTORS NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION.

    2.2. NOTICES. All notices, requests, consents and demands shall be in writing and shall be personally delivered, mailed, postage prepaid, telecopied or telegraphed or delivered by any nationally recognized overnight delivery service to the Company at:

    EMCO DiFeo Automotive Group
    585 Route 440
    Jersey City, New Jersey  07304
    Attn:  Ezra P. Mager
    Fax number:  (201) 433-9743

with a copy to:

    George G. Lowrance
    EMCO DiFeo Automotive Group
    585 Route 440
    Jersey City, New Jersey  07304

to each Investor at its address set out on Exhibit A hereto with a copy to:

    Larry Jordan Rowe, Esq.
    Ropes & Gray
    One International Place
    Boston, Massachusetts  02110
    Fax number:  (617) 951-7050
or such other address as may be furnished in writing to the other parties hereto. All such notices, requests, demands and other communication shall, when mailed (registered or certified mail, return receipt requested, postage prepaid), personally delivered, or telegraphed, be effective four days after deposit in the mails, when personally delivered, or when delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied or delivered by any nationally recognized overnight delivery service, shall be effective upon actual receipt.

    2.3. ENTIRE AGREEMENT. This Agreement and the Investment Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede any and all prior understandings and agreements, whether written or oral, with respect to such subject matter.

    2.4. AMENDMENTS, WAIVERS AND CONSENTS. Any provision in this Agreement to the contrary notwithstanding, modifications or amendments to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, if the Company (a) shall obtain consent thereto in writing from persons holding or having the right to acquire in the aggregate a majority of the aggregate of the Registrable Securities then outstanding and (b) shall, in each such case, deliver copies of such consent in writing to any Holders who did not execute the same; PROVIDED, HOWEVER, that no Holder shall, without its consent, be adversely affected by any such modification, amendment or waiver in any manner in which the other Holders are not likewise adversely affected.

    2.5. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and permitted assigns of the respective parties hereto. The Company shall not have the right to assign its obligations hereunder or any interest herein without obtaining the prior written consent of the Holders holding a majority of the Registrable Securities then outstanding, provided in accordance with Section 2.4.

    2.6. GENERAL. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement the singular includes the plural, the plural includes the singular, and the masculine gender includes the neuter, masculine and feminine genders. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

    2.7. SEVERABILITY. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

    2.8. COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

    2.9. SPECIFIC PERFORMANCE. The Company recognizes that the rights of the Holders under this Agreement are unique, and, accordingly, the Holders shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of the Holders which may exist apart from this Agreement.

    [The rest of this page has been intentionally left blank.]

    IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                  EMCO MOTOR HOLDINGS, INC.

                                  By /s/ Ezra P. Mager
                                    --------------------------------------
                                     Title:


                                  INVESTORS

                                  AENEAS VENTURE CORPORATION

                                  By /s/Illegible
                                    --------------------------------------
                                  By /s/ John M. Sallay
                                    --------------------------------------

                                  AIF II, L.P.

                                  By Apollo Advisors, L.P.,
                                       Managing General Partner

                                     By Apollo Capital Management, Inc.,
                                          General Partner

                                        By  /s/ Michael D. Weiner
                                            ----------------------------
                                             Title: Vice President

                                  NATIO VIE DEVELOPPMENT

                                  By /s/Illegible
                                    --------------------------------------
                                      Title: Portfolio Manager

                                  ASSU VENTURE

                                  By /s/Illegible
                                    --------------------------------------
                                      Title: Portfolio Manager

                                  NATIO FONDS VENTURE 2

                                  By /s/Illegible
                                    --------------------------------------
                                      Title: Portfolio Manager

                                    /s/Jeremy Grantham
                                    --------------------------------------
                                    Jeremy Grantham

                                    /s/Jules Kroll
                                    --------------------------------------
                                    Jules Kroll

                                    /s/Adreal Farace
                                    --------------------------------------
                                    Andrea Farace

                                    /s/Carl Spielvogel
                                    --------------------------------------
                                    Carl Spielvogel

                                    /s/Jerome Markowitz
                                    --------------------------------------
                                    Jerome Markowitz

                                    /s/Philip Halperin
                                    --------------------------------------
                                    Philip Halperin

                                    /s/Derek Lemke-von Ammon
                                    --------------------------------------
                                    Derek Lemke-von Ammon

                                    /s/Frank Dunlevy
                                    --------------------------------------
                                    Frank Dunlevy

                                    /s/Thomas Sullivan
                                    --------------------------------------
                                    Thomas Sullivan

                                  '21' INTERNATIONAL HOLDINGS, INC.

                                  By /s/Philip Smith Jr.
                                    --------------------------------------
                                      Title:  Vice President

                                         -25-